Exhibit 99.1
C&J Energy Services, Inc. Investor PresentationNovember 15, 2011

Forward-Looking StatementsCertain statements and information in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1932, as amended, and the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Known material factors that could cause our actual results to differ from our projected results are described in our filings with the Securities and Exchange Commission ("SEC"), including but not limited to the final prospectus dated July 29, 2011 (File No. 333-173177) relating to our initial public offering and Quarterly Report on Form 10-Q for the period ended September 30, 2011.All readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.Non-GAAP Financial MeasuresWe use both GAAP and certain non-GAAP financial measures to assess performance. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. C&J management believes that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our financial performance using the same measures as management. These non- GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In evaluating these measures, investors should consider that the methodology applied in calculating such measures may differ among companies and analysts. Reconciliation of non-GAAP results to GAAP results for historic periods can be found on slide 35 of this presentation and in our filings with the SEC, as applicable. 2 Disclaimer

Company Overview

C&J is a Differentiated Energy Services Company

- Founded by current Chairman and CEO Josh Comstock
- Well-positioned to benefit from many of the most important trends in drilling and completion
- Focused on complex, technically demanding completions that deliver superior returns
- Operates modern, high-pressure rated equipment
- Integrated manufacturing capabilities
- Recent rapid growth through penetration of prominent E&P customers
- Unique financial business model through "take-or-pay plus" contracts that combine visibility with spot upside optionality







4

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 5 Josh Comstock founded C&J Introduced stand- alone pressure pumping services Ordered first hydraulic fracturing fleet Added 5 coiled tubing units, bringing total to 13Geographic expansion into East Texas with Marshall facilityLaunched hydraulic fracturing service Contracted Fleets 1 and 2Ordered Fleets 3, 4 and 5 Evolution of C&J Introduced coiled tubing services C&J Timeline Key Customers Closed Total Acquisition Coiled tubing count reaches 16 units Contracted Fleets 3, 4, 5 and 6Ordered Fleets 7, 8

C&J Investment Highlights

Operational expertise in service-intensive basins	▪ Focused on technically-demanding, service-intensive basins ▪ Generate higher revenue per unit of horsepower relative to peers
High-quality service	▪ Customized solutions through extensive front-end technical analysis and planning ▪ Design engineers and job supervisors involved throughout project execution
Visible revenue growth	▪ Scheduled equipment deliveries to support sustained growth ▪ Term contracts provide visibility with flexibility for spot market upside
Modern, high-specification equipment	▪ Exclusive focus on high-pressure rated equipment (all rated up to 15,000 psi) ▪ Modern fracturing fleet, all entered into service in the past four years ▪ Acquisition of Total provides specialized, in-house manufacturing capability
Experienced management	▪ Substantial hydraulic fracturing and completion services experience ▪ Vested executive team with significant ownership

6

Industry Trends

Key Industry Themes Driving C&J Opportunity

- Ongoing development of existing and emerging unconventional resource basins
  - Increased horizontal drilling
  - Greater service intensity
- Strong North American supply-demand fundamentals
  - Increased demand for expertise to execute complex completions
  - High levels of asset utilization and constrained supply growth
- Spread of North American unconventional drilling and completion techniques
  - Conventional field redevelopment applications
  - Emerging international opportunities

8

Strong Drilling Outlook Drives Completion Demand

- Significant increase in rig count and horizontal drilling activity
- Increased service intensity of horizontal wells

Rig Count Change Since 6/09 by Shale Play



182
87
121
Eagle Ford
Granite Wash
Haynesville

U.S. Horizontal Rig Count



2,500
2,000
1,500
1,000
500
0
80%
70%
60%
50%
40%
30%
20%
10%
0%
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
% Horizontal / Directional
Oil-directed drilling rigs
Gas-directed drilling rigs

Source: Unconventional Drilling data as of September 2011 and Baker Hughes Rig Count data as of November 04, 2011.

9

10 Source: Goldman Sachs Equity Research, management estimates.Note: Dark blue bars denote current C&J basin of operation. Advances in Completion Techniques Driving Demand Average Fracturing Stages Per Well Average Horsepower Per Well (000's of HP) Longer laterals More frac stages Higher pressure wells

Favorable Supply / Demand Fundamentals

Demand-Side Drivers	Supply-Side Drivers

Demand-Side Drivers

- Continued increase in horizontal drilling
- Longer laterals
- Growing number of fracturing stages per well
- Improved drilling efficiencies
- High-pressure environments
- Customized approach to the completion of complex, technically demanding wells
- Redevelopment of conventional fields

Supply-Side Drivers

- Older equipment not well-suited to meet demanding completion requirements
- Significant increase in attrition and maintenance downtime
  - 24-hour continuous service
  - More aggressive sand / proppant use
  - More demanding operating conditions in higher pressure formations
- Supply chain constraints in obtaining new equipment
- Limited industry experience executing the most complex completions

11

Business Overview

Overview of Service Offerings

Services

Hydraulic Fracturing

- Provide highly customized services for technically challenging basins
- Engineering staff offers extensive front-end technical evaluation
- Demonstrated efficiency gains to client allows for premium pricing

Coiled Tubing

- Ability to handle heavy-duty jobs across a wide spectrum of environments
- Leverage CT business to expand into additional fracturing opportunities
- Provides various functions associated with well completion and well servicing

Pressure Pumping

- Diverse portfolio of value-added services
- Routinely performed in conjunction with coiled tubing services
- Often provides advanced knowledge of potential coiled tubing work





Focus on most complex projects in most challenging basins

13

Highly Experienced Management Team


Josh Comstock
Founder, Chairman and CEO
Industry Experience
20+ years
Brett Barrier
COO
Industry Experience
20+ years
Randy McMullen
EVP, CFO and Treasurer
Industry Experience
10+ years
Billy Driver
VP, Hydraulic Fracturing
Industry Experience
20+ years
John Foret
VP, Coiled Tubing
Industry Experience
25+ years
Brandon Simmons
VP, Coiled Tubing
Industry Experience
18+ years
Ted Moore
VP, General Counsel
Industry Experience
9+ years
Pat Winstead
VP, Marketing
Industry Experience
25+ years

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15 Modern, High-Specification Equipment Currently operates five modern 15,000 psi pressure rated hydraulic fracturing fleetsCurrent aggregate 162,000 horsepower further increasing to 194,000 by end of 2011 and to 258,000 after delivery of fleet 8 in second half of 2012Specifically designed to handle well completions with long lateral segments and multiple fracturing stages in high pressure formationsAlso operates a fleet of 16 coiled tubing units, 19 double-pump pressure pumps and 9 single-pump pressure pumpsAdditional 2 coiled tubing units and 2 double-pump pressure pumps to be delivered by the end of 201116 of the 18 coiled tubing units will be 2-inch dimensionVertical integration through acquisition of Total E&S ("Total") Premium Hydraulic Fracturing Fleets Premium Hydraulic Fracturing Fleets Premium Hydraulic Fracturing Fleets Premium Hydraulic Fracturing Fleets Premium Hydraulic Fracturing Fleets Current Fleets Year Built On-Time Delivery Number of Pressure Pumps Horsepower Capacity 1 2007 ? 17 34,000 2 2010 ? 12 24,000 3 2010 ? 16 32,000 4 2011 ? 20 40,000 5 2011 ? 16 32,000 Expected Fleets Expected Delivery Date On-Time Delivery Number of Pressure Pumps Horsepower Capacity 6 4Q 2011 16 32,000 7 1H 2012 16 32,000 8 2H 2012 16 32,000 Total 129 258,000

16 Geographically Focused in Attractive Basins ? = C&J Customer Relationship Granite Wash Eagle Ford Shale Haynesville Shale = Basin where C&J is currently active Existing relationships provide platform for future growthProminent shales are in reach of C&J's existing service centers

We Offer an Attractive Value Proposition to Our Customers

- Completed thousands of fracturing stages in Eagle Ford and Haynesville
- Operating team with 20+ years of in-basin experience
- Relationships with several proppant and chemical suppliers
- Technical proficiency and front-end analysis

- Offer customized solutions on a job-by-job basis
- Engineers and fleet managers onsite throughout process
- Culture of flexibility and collaboration


High-quality service provider
Superior customer service
Exceptional execution
New, highly capable equipment
Coiled Tubing & Fracturing
CJ
Energy Services, Inc

- Minimize cycle time and limit pump downtime
- Design fluids that perform well in various environments
- Focus on maintaining performance data that is used to supplement and increase effectiveness of future assignments

- All fracturing fleets less than 4 years old; rated for 15,000 psi
- Optimized configuration of fleet according to basin specific requirements
- Custom-designed equipment maximizes efficiency and durability
- Specific competence in fracturing fluid design and local application

The Result is Enhanced Economics for Our Customers

17

Current Service Offerings Current Service Offerings Current Service Offerings Current Service Offerings Current Service Offerings Customer Stand Alone Pressure Pumping Coiled Tubing Hydraulic Fracturing Term Frac Contract ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? 18 Relationships with Industry Leaders (Through mid-2012) (Through mid-2012) (Through early 2013) (Through mid-2014) (Through mid-2013) Large operators have embraced C&J's technical capabilities (Early 2014)

Outperformance Through Efficiency

Pre-job best practices	▪ More frequent communication with customers during well design process ▪ Continuity of technical staff to avoid repetition and save customers' time ▪ Lab fluids testing in advance for optimal well design
Rig-up flexibility	▪ Develop best layout for job site to maximize Hydration Unit and Blender performance ▪ Organize crew into focused teams to complete multiple tasks simultaneously ▪ Conduct field fluid tests during rig process to confirm lab results ▪ Engineers and blender operators on site during rig up to "jump start" technical review
Pumping procedures	▪ Real-time monitoring of equipment to spot potential problems early ▪ On-site maintenance of pump units as soon as each one is offline ▪ Proactive replacement of wear items rather than waiting for a failure ▪ Streamline paperwork requirements to allow supervisors to focus on efficiency and planning
Motivated workforce	▪ Empowering employees and promoting best practices produces a proud and highly motivated workforce

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Strategy for Continued Growth

- Capitalize on growth in development of shale and other resource plays
- Leverage customer relationships to geographically expand
  - Further expansion into Permian Basin
  - Evaluating opportunities to expand operations into new areas throughout the U.S.
- Pursue additional term hydraulic fracturing contracts
  - Currently seeking term contracts for Fleets 7 and 8
- Maintain flexibility to pursue spot market work
  - Retains upside revenue potential at prevailing market rates

20

Financials

22 Key Drivers of Financial Performance Business Model Financial Model VisibilityGrowthVertical integrationRisk management Hourly rates under take-or-pay contractsSpot market optionalityUtilization drives modelBalance sheet strength

23 Significant Historical Growth (CHART) Growth in HHP (period end) Avg. Monthly Revenue / HHP (CHART) Adjusted EBITDA ($mm) (CHART) Revenue ($mm) 2008 - 2010 CAGR: 104% 2008 - 2010 CAGR: 98% 2009 - 2012E CAGR: 97% (CHART) 173% increase 177% increase Annual Quarterly Annual Quarterly 1 Assumes timely delivery of Fleets 6 - 8.

24 Strong Margin Profile (CHART) EBITDA Margin1 Annual Quarterly 1 EBITDA margin based on Adjusted EBITDA. Margins driven by utilization, not price

Operational Strategy Drives Strong Financial Performance

- Regional focus and operating efficiency generate higher revenues per unit of horsepower

- More demanding wells drive higher hourly rates and higher revenues from chemicals and proppant
- More frac stages per well keep fleets onsite longer, allowing more pumping hours per month
- Demonstrated shorter time per completion permits us to negotiate premium rates with customers
- Less redundant pumping capacity boosts utilization
- Average monthly revenue per unit of horsepower:
  - $331 in 2010
  - $387 YTD September 30, 2011
- ROCE of 43% in 2010 and 47% YTD September 30, 2011

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26 Contract Coverage for Fracturing Fleets 2011 2011 2011 2011 2012 2012 2012 2012 Operating Regions Operating Regions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Fleet 1 Haynesville/Eagle Ford/Granite wash Fleet 2 Eagle Ford Fleet 3 Eagle Ford Fleet 4 Haynesville Fleet 5 Eagle Ford Fleet 6 Permian Fleet 7 (Uncontracted) Fleet 8 (Uncontracted) Fleet Under Contracts Expected Delivery of Future Fleets Delivery 1H 2012 Delivery 2H 2012 Fracturing Term Contracts Provide Visible Growth

27 Overview of Term Contracts 1 - 3 year contract lifeRevenues under term contracts are derived from:Mandatory monthly payments for minimum hoursPre-agreed amounts for each hour of service in excess of the contracted minimumService charge to customers for chemicals and proppant materialsTake or payOptionality to deploy equipment when not utilizedContractual protections for term

Total E&S Acquisition Facilitates Growth Strategy

- Total E&S is a manufacturer of hydraulic fracturing equipment, coiled tubing, pressure pumping and other equipment used in the energy services industry and one of C&J's largest suppliers of machinery and equipment
  - Acquisition closed April 28, 2011
  - Aggregate purchase price of approximately $33.0mm
    - Received $5.4mm cash as part of acquisition, for net transaction value of $27.5mm
  - $25.0mm financed through incremental revolver borrowings
  - Remainder funded through cash on hand
- Strategic benefits include
  - Internal control over supply chain
    - Significantly reduces exposure to third-party supply constraints
    - Shorter cycle times for the delivery of new equipment and replacement parts
  - Provides for greater potential control of costs associated with new equipment
    - Acquisition has reduced C&J's procurement costs from Total
  - Ability to delay, or indefinitely postpone, delivery time of equipment
  - Platform for R & D, continued equipment design improvements

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Strong Balance Sheet and Liquidity Flexible balance sheet with strong liquidity position$200mm revolving credit facility 29 1 Summary Capital Structure, as of 9/30/2011 ($ in thousands) Reported Cash and Cash Equivalents $ 50,640 Long-term Debt Five-Year $200mm Credit Facility Total Long-Term Debt Shareholders' Equity $ 338,312 Total Capitalization $ 338,312 $ $ 0 1 The credit facility remains undrawn today, leaving the full $200.0 million available for borrowing. 0

C&J Investment Highlights

Operational expertise in service-intensive basins	▪ Focused on technically-demanding, service-intensive basins ▪ Generate higher revenue per unit of horsepower relative to peers
High-quality service	▪ Customized solutions through extensive front-end technical analysis and planning ▪ Design engineers and job supervisors involved throughout project execution
Visible revenue growth	▪ Scheduled equipment deliveries to support sustained growth ▪ Term contracts provide visibility with flexibility for spot market upside
Modern, high-specification equipment	▪ Exclusive focus on high-pressure rated equipment (all rated up to 15,000 psi) ▪ Modern fracturing fleet, all entered into service in the past four years ▪ Acquisition of Total provides specialized, in-house manufacturing capability
Experienced management	▪ Substantial hydraulic fracturing and completion services experience ▪ Vested executive team with significant ownership

30

Appendix

Income Statements

($ in thousands except per share amounts)	Year Ended December 31, 2007	2008	2009	2010	Nine Months Ended September 30, (Unaudited) 2010	2011
Statement of Operations Data						
Revenue	$28,022	$62,441	$67,030	$244,157	$158,361	$538,403
Cost of Sales	14,227	42,401	54,242	154,297	102,872	318,949
Gross Profit	$13,795	$20,040	$12,788	$89,860	$55,489	$219,454
Selling, General and Administrative Expenses	7,427	8,950	9,533	17,998	11,384	36,219
Loss (Gain) on Sale / Disposal of Assets	129	397	920	1,571	1,582	(20)
Operating Income	$6,239	$10,693	$2,335	$70,291	$42,523	$183,255
Other Income (Expense)						
Interest Income	$50	$5	$4	$9	$7	$1
Interest Expense	(5,786)	(6,913)	(4,712)	(17,350)	(13,451)	(3,825)
Lender Fees	(341)	(511)	(391)	(322)	(97)	(42)
Loss on early extinguishment of debt	–	–	–	–	–	(7,605)
Other Income	–	–	–	163	106	3
Other Expense	(17)	(68)	(52)	(150)	(47)	(1)
Total Other Expenses	$(6,094)	$(7,487)	$(5,151)	$(17,650)	$(13,482)	$(11,469)
Income (Loss) Before Income Taxes	$145	$3,206	$(2,816)	$52,641	$29,041	$171,786
Provision (Benefit) for Income Taxes	868	2,085	(386)	20,369	11,271	63,189
Net Income (Loss)	$(723)	$1,121	$(2,430)	$32,272	$17,770	$108,597
Basic Net Income (Loss) per Share	$(0.02)	$0.02	$(0.05)	$0.70	$0.38	$2.24
Diluted Net Income (Loss) per Share	(0.02)	0.02	(0.05)	0.67	0.37	2.18

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Cash Flows 33 Year Ended December 31, Nine Months Ended September 30, 2006 2007 2008 2009 2010 2010 2011 Statement of Cash Flows Data Capital Expenditures $9,282 $30,152 $21,526 $4,301 $44,473 $18,647 $106,471 Cash Flow Provided by (Used in) Operating Activities $855 $8,377 $8,611 $12,056 $44,723 $27,769 $141,190 Investing Activities (108,760) (30,054) (20,673) (4,254) (43,818) (18,622) (131,312) Financing Activities 106,700 21,305 11,921 (6,733) 734 (3,217) 37,945 (Unaudited) ($ in thousands)

Balance Sheets 34 As of December 31, As of September 30 ($ in thousands) 2006 2007 2008 2009 2010 2011 Balance Sheet Data Cash and Cash Equivalents $622 $250 $109 $1,178 $2,817 Accounts Receivable, Net 5,557 4,409 13,362 12,668 44,354 Inventories, Net 440 581 861 2,463 8,182 Property, Plant and Equipment, Net 31,593 57,991 71,441 65,404 88,395 Total Assets $111,467 $133,711 $155,212 $150,231 $226,088 Accounts Payable 690 1,705 6,519 10,598 13,084 Long-term Debt and Capital Lease Obligations, Excluding Current Portion 51,700 56,773 25,041 60,668 44,817 Total Stockholders' Equity $56,265 $66,797 $68,099 $65,799 $109,446 (Unaudited) $50,640 88,678 26,954 188,782 $462,475 51,298 - $338,312

EBITDA Reconciliation 35 Note: EBIT, EBITDA and Adjusted EBITDA are non-GAAP financial measures, and when analyzing C&J's operating performance, investors should use EBIT, EBITDA and Adjusted EBITDA in addition to, and not as an alternative for, operating income and net (loss) income (each as determined in accordance with GAAP). C&J uses EBIT, EBITDA and Adjusted EBITDA as supplemental financial measures. EBIT is defined as net income (loss) before interest expense (net) and income taxes. EBITDA is EBIT adjusted for depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted for certain other items which are not indicative of future performance or cash flow, including lender fees, other non-operating expenses and loss on sale/disposal of property, plant and equipment. C&J believes EBIT, EBIDA and Adjusted EBITDA are useful supplemental indicators of its performance. EBIT, EBITDA and Adjusted EBITDA, as used and defined by C&J, may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP.